                    OLYMPIC AUTOMOBILE RECEIVABLES TRUST 1996 - A

                            MONTHLY SERVICER'S CERTIFICATE


    Accounting Date:                        February 28, 1997
                                            -----------------
    Determination Date:                     March 5, 1997
                                            -----------------
    Distribution Date:                      March 15, 1997
                                            -----------------
    Monthly Period Ending:                  February 28, 1997
                                            -----------------

    This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of March 1, 1996, among Olympic Automobile Receivables Trust, 1996-A (the "Trust"), Olympic Receivables Finance Corp., as seller, Olympic Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

    Olympic Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.


I.  Collection Account Summary

    Available Funds:
              Payments Received                                                                $15,314,666.67
              Liquidation Proceeds (excluding Purchase Amounts)                                 $2,130,127.98
              Current Monthly Advances                                                            $180,953.75
              Amount of additional deposit, if any, to the Collection Account                           $0.00
              Monthly Advance Recoveries                                                         ($345,479.47)
              Purchase Amounts-Warranty and Administrative Receivables                                  $0.00
              Purchase Amounts - Liquidated Receivables                                                 $0.00
              Income from investment of funds in Trust Accounts                                    $68,831.29
                                                                                               --------------
    Total Available Funds                                                                                          $17,349,100.22
                                                                                                                   --------------
                                                                                                                   --------------

    Amounts Payable on Distribution Date:
              Reimbursement of Monthly Advances                                                         $0.00
              Backup Servicer Fee                                                                       $0.00
              Basic Servicing Fee                                                                 $352,855.85
              Trustee and other fees                                                                    $0.00
              Class A-1 Interest Distributable Amount                                                   $0.00
              Class A-2 Interest Distributable Amount                                             $378,832.25
              Class A-3 Interest Distributable Amount                                             $498,750.00
              Class A-4 Interest Distributable Amount                                             $609,375.00
              Class A-5 Interest Distributable Amount                                             $250,000.00
              Class A-6 Interest Distributable Amount                                              $87,725.00
              Noteholders' Principal Distributable Amount                                      $12,692,689.67
              Certificate Interest Distributable Amount                                           $209,589.03
              Certificate Principal Distributable Amount                                        $1,420,823.47
              Amounts owing and not paid to Security Insurer under
                Insurance Agreement                                                                     $0.00
              Supplemental Servicing Fees (not otherwise paid to Servicer)                              $0.00
              Spread Account Deposit                                                              $848,459.95
                                                                                               --------------
    Total Amounts Payable on Distribution Date                                                                     $17,349,100.22
                                                                                                                   --------------
                                                                                                                   --------------

II. Available Funds
    Collected Funds (see V)
              Payments Received                                                                $15,314,666.67
              Liquidation Proceeds (excluding Purchase Amounts)                                 $2,130,127.98      $17,444,794.65
                                                                                               ---------------

    Purchase Amounts                                                                                                        $0.00

    Monthly Advances
              Monthly Advances - current Monthly Period (net)                                    ($164,525.72)
              Monthly Advances - Outstanding Monthly Advances
              not otherwise reimbursed to the Servicer                                                  $0.00        ($164,525.72)
                                                                                               --------------

    Income from investment of funds in Trust Accounts                                                                  $68,831.29
                                                                                                                   --------------

    Available Funds                                                                                                $17,349,100.22
                                                                                                                   --------------
                                                                                                                   --------------

III. Amounts Payable on Distribution Date

    (i)(a)    Taxes due and unpaid with respect to the Trust
               (not otherwise paid by OFL or the Servicer)                                                                  $0.00

    (i)(b)    Outstanding Monthly Advances (not otherwise reimbursed
              to Servicer and to be reimbursed on the Distribution Date)                                                    $0.00


    (i)(c)    Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                               $0.00


    (ii)      Accrued and unpaid fees (not otherwise paid by OFL or the Servicer):
                     Owner Trustee                                                                      $0.00
                     Administrator                                                                      $0.00
                     Indenture Trustee                                                                  $0.00
                     Indenture Collateral Agent                                                         $0.00
                     Lockbox Bank                                                                       $0.00
                     Custodian                                                                          $0.00
                     Backup Servicer                                                                    $0.00
                     Collateral Agent                                                                   $0.00               $0.00
                                                                                               --------------

    (iii)(a)  Basic Servicing Fee (not otherwise paid to Servicer)                                                    $352,855.85

    (iii)(b)  Supplemental Servicing Fees (not otherwise paid to Servicer)                                                  $0.00

    (iii)(c)  Servicer reimbursements for mistaken deposits or postings of checks
              returned for insufficient funds (not otherwise reimbursed to Servicer)                                        $0.00

    (iv)      Class A-1 Interest Distributable Amount                                                                       $0.00
              Class A-2 Interest Distributable Amount                                                                 $378,832.25
              Class A-3 Interest Distributable Amount                                                                 $498,750.00
              Class A-4 Interest Distributable Amount                                                                 $609,375.00
              Class A-5 Interest Distributable Amount                                                                 $250,000.00
              Class A-6 Interest Distributable Amount                                                                  $87,725.00

    (v)       Noteholders' Principal Distributable Amount
                Payable to Class A-1 Noteholders                                                                            $0.00
                Payable to Class A-2 Noteholders                                                                   $12,692,689.67
                Payable to Class A-3 Noteholders                                                                            $0.00
                Payable to Class A-4 Noteholders                                                                            $0.00
                Payable to Class A-5 Noteholders                                                                            $0.00
                Payable to Class A-6 Noteholders                                                                            $0.00

    (vi)      Certificate Interest Distributable Amount                                                               $209,589.03

    (vii)     Unpaid principal balance of the Class A-1 Notes after deposit to the Note
              Distribution Account of any funds in the Class A-1 Holdback Subaccount
              (applies only on the Class A-1 Final Scheduled Distribution Date)                                             $0.00

    (viii)    Certificate Principal Distributable Amount                                                            $1,420,823.47

    (ix)      Amounts owing and not paid to Security Insurer under Insurance Agreement                                      $0.00
                                                                                                                   --------------

              Total amounts payable on Distribution Date                                                           $16,500,640.27
                                                                                                                   --------------
                                                                                                                   --------------

IV. Calculation of Credit Enhancement Fee ("Spread Account Deposit"); withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding Account
    Shortfall and Class A-1 Maturity Shortfall

    Spread Account deposit:
         Amount of excess, if any, of Available Funds
           over total amounts payable (or amount of such
           excess up to the Spread Account Maximum Amount)                                                            $848,459.95

    Reserve Account Withdrawal on any Determination Date:

         Amount of excess, if any, of total amounts payable over Available Funds
           (excluding amounts payable under item (vii) of Section III)                                                      $0.00

         Amount available for withdrawal from the Reserve Account (excluding the
           Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve Amount
           (amount on deposit in the Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve Account in respect
           of transfers of Subsequent Receivables)                                                                          $0.00

         (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account, (excluding the
           Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)
           Amount of withdrawal, if any, from the Reserve Account                                                           $0.00

    Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution Date:

         Amount by which (a) the remaining principal balance of the Class A-1 Notes
         exceeds (b) Available Funds after payment of amounts set forth in item (v) of Section III                          $0.00

         Amount available in the Class A-1 Holdback Subaccount                                                              $0.00

         (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v)
         of Section III) shall be withdrawn by the Indenture Trustee from the
         Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution
         Account for payment to the Class A-1 Noteholders)

         Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                                               $0.00


    Deficiency Claim Amount:

         Amount of excess, if any, of total amounts payable over funds available for withdrawal
         from Reserve Amount, the Class A-1 Holdback Subaccount and Available Funds                                         $0.00

         (on the Class A-1 Final Scheduled Distribution Date, total amounts payable willot include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

    Pre-Funding Account Shortfall:

         Amount of excess, if any, on the Distribution Date on or immediately following the end of the Funding Period, of (a) the sum of the Class A-1 Prepayment Amount, the Class A-2
         Prepayment Amount, the Class A-3 Prepayment Amount, the Class A-4 Prepayment Amount,
         the Class A-5 Prepayment Amount, the Class A-6 Prepayment Amount and the
         Repurchase Amount over (b) the amount on deposit in the Pre-Funding Account                                        $0.00

    Class A-1 Maturity Shortfall:

         Amount of excess, if any, on the Class A-1 Final Scheduled Distribution Date, of (a)
         the unpaid principal balance of the Class A-1 Notes over (b) the sum of the amounts deposited in the Note Distribution Account under item (v) and (vii) of Section III or pursuant to a withdrawal from the Class A-1 Holdback Subaccount.
                                                                                                                            $0.00

    (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class A-1 Maturity Shortfall.)

V.  Collected Funds
    Payments Received:
              Supplemental Servicing Fees                                                               $0.00
              Amount allocable to interest                                                      $4,348,281.14
              Amounts allocable to principal                                                   $10,966,385.53
              Amount allocable to Insurance Add-On Amounts                                              $0.00
              Amount allocable to Outstanding Monthly Advances (reimbursed to the
              Servicer prior to deposit in the Collection Account)                                      $0.00
                                                                                               --------------

    Total Payments Received                                                                                        $15,314,666.67

    Liquidation Proceeds:
              Gross amount realized with respect to Liquidated Receivables                      $2,464,831.35

              Less: (i) reasonable expenses incurred by Servicer
               in connection with the collection of such Liquidated
               Receivables and the repossession and disposition
               of the related Financed Vehicles and (ii) amounts
               required to be refunded to Obligors on such Liquidated Receivables                ($334,703.37)
                                                                                               --------------

    Net Liquidation Proceeds                                                                                        $2,130,127.98

    Allocation of Liquidation Proceeds:
              Supplemental Servicing Fees                                                               $0.00
              Amount allocable to interest                                                              $0.00
              Amounts allocable to principal                                                            $0.00
              Amount allocable to Insurance Add-On Amounts                                              $0.00
              Amount allocable to Outstanding Monthly Advances (reimbursed to the
              Servicer prior to deposit in the Collection Account)                                      $0.00               $0.00
                                                                                               --------------      --------------

    Total Collected Funds                                                                                          $17,444,794.65
                                                                                                                   --------------
                                                                                                                   --------------

VI. Purchase Amounts Deposited in Collection Account

    Purchase Amounts - Warranty Receivables                                                                                 $0.00
              Amount allocable to interest                                                              $0.00
              Amounts allocable to principal                                                            $0.00
              Amount allocable to Outstanding Monthly Advances (reimbursed to the
              Servicer prior to deposit in the Collection Account)                                      $0.00

    Purchase Amounts - Administrative Receivables                                                                           $0.00
              Amount allocable to interest                                                              $0.00
              Amounts allocable to principal                                                            $0.00
              Amount allocable to Outstanding Monthly Advances (reimbursed to the
               Servicer prior to deposit in the Collection Account)                                     $0.00
                                                                                               --------------


    Total Purchase Amounts                                                                                                  $0.00
                                                                                                                   --------------
                                                                                                                   --------------

VII. Reimbursement of Outstanding Monthly Advances

    Outstanding Monthly Advances                                                                                    $1,135,235.11

    Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
              Payments received from Obligors                                                    ($345,479.47)
              Liquidation Proceeds                                                                      $0.00
              Purchase Amounts - Warranty Receivables                                                   $0.00
              Purchase Amounts - Administrative Receivables                                             $0.00
                                                                                               --------------

    Outstanding Monthly Advances to be netted against Monthly
    Advances for the current Monthly Period                                                                          ($345,479.47)

    Outstanding Monthly Advances to be reimbursed out of
     Available Funds on the Distribution Date                                                                        ($345,479.47)

    Remaining Outstanding Monthly Advances                                                                            $789,755.64

    Monthly Advances - current Monthly Period                                                                         $180,953.75
                                                                                                                   --------------

    Outstanding Monthly Advances - immediately following the Distribution Date                                        $970,709.39
                                                                                                                   --------------
                                                                                                                   --------------

VIII.    Calculation of Interest and Principal Payments


A.  Calculation of Principal Distribution Amount
         Payments received allocable to principal                                                                  $10,966,385.53
         Aggregate of Principal Balances as of the Accounting Date of all
          Receivables that became Liquidated Receivables
          during the Monthly Period                                                                                 $3,147,127.61
         Purchase Amounts - Warranty Receivables allocable to principal                                                     $0.00
         Purchase Amounts - Administrative Receivables allocable to principal                                               $0.00
         Amounts withdrawn from the Pre-Funding Account                                                                     $0.00
         Cram Down Losses                                                                                                   $0.00
                                                                                                                   --------------
         Principal Distribution Amount                                                                             $14,113,513.14
                                                                                                                   --------------
                                                                                                                   --------------
B.  Calculation of Class A-1 Interest Distributable Amount

         Class A-1 Monthly Interest Distributable Amount:

         Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
          of principal to Class A-1 Noteholders on such Distribution Date)                              $0.00

         Multiplied by the Class A-1 Interest Rate                                                      5.25%

         Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360                  0.08333333               $0.00
                                                                                               --------------

         Plus any unpaid Class A-1 Interest Carryover Shortfall                                                             $0.00
                                                                                                                   --------------
         Class A-1 Interest Distributable Amount                                                                            $0.00
                                                                                                                   --------------
                                                                                                                   --------------

C.  Calculation of Class A-2 Interest Distributable Amount

         Class A-2 Monthly Interest Distributable Amount:

         Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
          of principal to Class A-2 Noteholders on such Distribution Date)                     $83,412,605.55

         Multiplied by the Class A-2 Interest Rate                                                      5.45%


         Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360                  0.08333333         $378,832.25
                                                                                               --------------

         Plus any unpaid Class A-2 Interest Carryover Shortfall                                                             $0.00
                                                                                                                   --------------

         Class A-2 Interest Distributable Amount                                                                      $378,832.25
                                                                                                                   --------------
                                                                                                                   --------------

D.  Calculation of Class A-3 Interest Distributable Amount

         Class A-3 Monthly Interest Distributable Amount:

         Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
          of principal to Class A-3 Noteholders on such Distribution Date)                    $105,000,000.00

         Multiplied by the Class A-3 Interest Rate                                                      5.70%

         Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360                  0.08333333         $498,750.00
                                                                                               --------------

         Plus any unpaid Class A-3 Interest Carryover Shortfall                                                             $0.00
                                                                                                                   --------------

         Class A-3 Interest Distributable Amount                                                                      $498,750.00
                                                                                                                   --------------
                                                                                                                   --------------

E.  Calculation of Class A-4 Interest Distributable Amount

         Class A-4 Monthly Interest Distributable Amount:

         Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
          of principal to Class A-4 Noteholders on such Distribution Date)                    $125,000,000.00

         Multiplied by the Class A-4 Interest Rate                                                      5.85%

         Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360                  0.08333333         $609,375.00
                                                                                               --------------

         Plus any unpaid Class A-4 Interest Carryover Shortfall                                                             $0.00
                                                                                                                   --------------

         Class A-4 Interest Distributable Amount                                                                      $609,375.00
                                                                                                                   --------------
                                                                                                                   --------------

F.  Calculation of Class A-5 Interest Distributable Amount

         Class A-5 Monthly Interest Distributable Amount:

         Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
          of principal to Class A-5 Noteholders on such Distribution Date)                     $50,000,000.00

         Multiplied by the Class A-5 Interest Rate                                                      6.00%

         Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360                  0.08333333         $250,000.00
                                                                                               --------------

         Plus any unpaid Class A-5 Interest Carryover Shortfall                                                             $0.00
                                                                                                                   --------------
         Class A-5 Interest Distributable Amount                                                                      $250,000.00
                                                                                                                   --------------
                                                                                                                   --------------

G.  Calculation of Class A-6 Interest Distributable Amount

         Class A-6 Monthly Interest Distributable Amount:

         Outstanding principal balance of the Class A-6 Notes (as of the immediately preceding Distribution Date after distributions
          of principal to Class A-6 Noteholders on such Distribution Date)                     $17,400,000.00

         Multiplied by the Class A-6 Interest Rate                                                      6.05%

         Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360                  0.08333333          $87,725.00
                                                                                               --------------

         Plus any unpaid Class A-6 Interest Carryover Shortfall                                                             $0.00
                                                                                                                   --------------

         Class A-6 Interest Distributable Amount                                                                       $87,725.00
                                                                                                                   --------------
                                                                                                                   --------------

H.  Calculation of Noteholders' Interest Distributable Amount

         Class A-1 Interest Distributable Amount                                                        $0.00
         Class A-2 Interest Distributable Amount                                                  $378,832.25
         Class A-3 Interest Distributable Amount                                                  $498,750.00
         Class A-4 Interest Distributable Amount                                                  $609,375.00
         Class A-5 Interest Distributable Amount                                                  $250,000.00
         Class A-6 Interest Distributable Amount                                                   $87,725.00
                                                                                               --------------

         Noteholders' Interest Distributable Amount                                                                 $1,824,682.25
                                                                                                                   --------------
                                                                                                                   --------------

I.  Calculation of Noteholders' Principal Distributable Amount:

    Noteholders' Monthly Principal Distributable Amount:

    Principal Distribution Amount                                                              $14,113,513.14

    Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii)
     for the Distribution Date on which the principal balance of the Class A-1
     Notes is reduced to zero, 100% until the principal balance of the Class A-1
     Notes is reduced to zero and with respect to any remaining portion of the
     Principal Distribution Amount, the initial principal balance of the Class
     A-2 Notes over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the Accounting Date for the
     preceding Distribution Date minus that portion of the Principal Distribution
     Amount applied to retire the Class A-1 Notes and (iii) for each Distribution
     Date thereafter, outstanding principal balance of the Class A-2 Notes on the
     Determination Date over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the Accounting Date
     for the preceding Distribution Date)                                                              89.93%      $12,692,689.67
                                                                                               --------------
         Unpaid Noteholders' Principal Carryover Shortfall                                                                  $0.00
                                                                                                                   --------------

         Noteholders' Principal Distributable Amount                                                               $12,692,689.67
                                                                                                                   --------------
                                                                                                                   --------------

J.  Application of Noteholders' Principal Distribution Amount:

         Amount of Noteholders' Principal Distributable Amount payable to Class A-1 Notes
         (equal to entire Noteholders' Principal Distributable Amount until the principal balance
         of the Class A-1 Notes is reduced to zero)                                                                         $0.00
                                                                                                                   --------------
                                                                                                                   --------------

         Amount of Noteholders' Principal Distributable Amount payable to Class A-2 Notes
         (no portion of the Noteholders' Principal Distributable Amount is payable to the Class A-2
         Notes until the principal balance of the Class A-1 Notes has been reduced to zero;
         thereafter, equal to the entire Noteholders' Principal Distributable Amount)                              $12,692,689.67
                                                                                                                   ----------------
                                                                                                                   ----------------

K.  Calculation of Certificate Interest Distributable Amount



         Certificate Monthly Interest Distributable Amount:
         Certificate Balance (as of the close of business
         on the preceding Distribution Date)                                                   $42,628,276.74

         Multiplied by the Certificate Pass-Through Rate                                                5.90%

         Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360                  0.08333333         $209,589.03
                                                                                               --------------

         Plus any unpaid Certificate Interest Carryover Shortfall                                                           $0.00
                                                                                                                   --------------

         Certificate Interest Distributable Amount                                                                    $209,589.03
                                                                                                                   --------------
                                                                                                                   --------------

L.  Calculation of Certificate Principal Distributable Amount:


         Certificate Monthly Principal Distributable Amount:

         Principal Distribution Amount                                                         $14,113,513.14

         Multiplied by Certificateholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 0%,
          (ii) for the Distribution Date on which the principal balance of the Class
          A-1 Notes is reduced to zero, 0% until the principal balance of the Class
          A-1 Notes is reduced to zero and with respect to any remaining portion of the
          Principal Distribution Amount, 100% minus the Noteholders' Percentage (computed after giving effect to the retirement of the Class A-1 Notes) and (iii) for
          each Distribution Date thereafter, 100% minus Noteholders' Percentage)                        10.07%      $1,420,823.47
                                                                                               --------------

         Unpaid Certificate Principal Carryover Shortfall                                                                   $0.00
                                                                                                                   --------------

         Certificate Principal Distributable Amount                                                                 $1,420,823.47
                                                                                                                   --------------
                                                                                                                   --------------

IX. Pre-Funding Account

         A.   Withdrawals from Pre-Funding Account:

         Amount on deposit in the Pre-Funding Account as of the preceding
          Distribution Date or, in the case of the first Distribution Date, as of the Closing Date
              Pre-Funded Amount                                                                                        $13,860.51
                                                                                                                   --------------

                                                                                                                       $13,860.51
                                                                                                                   --------------
                                                                                                                   --------------

         Less:  withdrawals from the Pre-Funding Account in respect of transfers of
          Subsequent Receivables to the Trust occurring on a Subsequent Transfer Date
          (an amount equal to (a) $179,014,214.45 (the aggregate Principal Balance of
          Subsequent Receivables transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving
          effect to transfer of Subsequent Receivables over (ii) $0))                                                       $0.00

         Less:  any amounts remaining on deposit in the Pre-Funding Account in the case of the May 1996 Distribution Date or in the case the amount on deposit in the
          Pre-Funding Account has been Pre-Funding Account has been reduced to $100,000 or
          less as of the Distribution Date (see B below)                                                                    $0.00
                                                                                                                    ---------------

         Amount remaining on deposit in the Pre-Funding Account after
          Distribution Date
               Pre-Funded Amount                                                                   $13,860.51
                                                                                               --------------

                                                                                                                       $13,860.51
                                                                                                                   --------------
                                                                                                                   --------------

    B.   Distributions to Noteholders and Certificateholders from certain withdrawals from the Pre-Funding Account:

    Amount withdrawn from the Pre-Funding Account as a result of the Pre-Funded
     Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the Funding Period (May 1996 Distribution Date) or the
     Pre-Funded Amount being reduced to $100,000 or less on any Distribution Date                                           $0.00

    Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share
     (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
     Distribution Date)                                                                                                     $0.00

    Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share
     (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
     Distribution Date)                                                                                                     $0.00

    Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share
     (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
     Distribution Date)                                                                                                     $0.00

    Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share
     (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
     Distribution Date)                                                                                                     $0.00

    Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share
     (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
     Distribution Date)                                                                                                     $0.00

    Class A-6 Prepayment Amount (equal to the Class A-6 Noteholders' pro rata share
     (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
     Distribution Date)                                                                                                     $0.00

    Certificate Prepayment Amount (equal to the Certificateholders' pro rata share
     (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded Amount as of the
     Distribution Date)                                                                                                     $0.00

    Repurchase Amount (equal to (i) the sum of Class A-1 Prepayment Amount, Class A-2
     Prepayment Amount, the Class A-3 Prepayment Amount, the Class A-4 Prepayment
     Amount, the Class A-5 Prepayment Amount, the Class A-6 Prepayment
     Amount and Class B Prepayment Amount over the sum current principal balance of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes,
     the Class A-4 Notes, the Class A-5 Notes, the Class A-6 Notes
     and the Current Certificate Balance, multiplied by (ii) discounted present value of Class I Monthly Interest Distributable Amount for each of the Planned
     Notional Balances (before giving effect to any adjustment thereto) for the Distribution
     Date on which the Repurchase Amount is to be paid to the June 2003
     Distribution Date, discounted to present value at a rate of 5.89%)                                                     $0.00

    C.   Prepayment Premiums:

    Class A-1 Prepayment Premium                                                                                            $0.00
    Class A-2 Prepayment Premium                                                                                            $0.00
    Class A-3 Prepayment Premium                                                                                            $0.00
    Class A-4 Prepayment Premium                                                                                            $0.00
    Class A-5 Prepayment Premium                                                                                            $0.00
    Class A-6 Prepayment Premium                                                                                            $0.00

    Certificate Prepayment Premium                                                                                          $0.00

X.  Reserve Account

    Requisite Reserve Amount:

    Portion of Requisite Reserve Amount calculated with respect to Class A-1
     Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes, Class A-6 Notes and Certificates:

         Product of (x) 5.67% (weighted average interest of Class A-1 Interest Rate,
         Class A-2 Interest Rate, Class A-3 Interest Rate, Class A-4 Interest Rate,
         Class A-5 Interest Rate Class A-6 Interest Rate and Class B Pass-Through Rate
         (based on outstanding Class A-1 principal balance, Class A-2 principal balance and Certificate Balance), divided by 360, (y) $179,014,214.15 (the Pre-Funded
         Amount on such Distribution Date) and (z) 30 (the number of days until the May
         1996 Distribution Date))                                                                                           $0.00

         Less the product of (x) 2.5% divided by 360, (y) $179,014,214.15 (the Pre-Funded
          Amount on such Distribution Date) and (z) 30 (the number of days until the May
          1996 Distribution Date)                                                                                            $0.00
                                                                                                                     --------------

    Requisite Reserve Amount                                                                                                $0.00
                                                                                                                   --------------
                                                                                                                   --------------

    Amount on deposit in the Reserve Account (other than the Class A-1 Holdback
     Subaccount) as of the preceding Distribution Date or, in the case of the first
     Distribution Date, as of the Closing Date                                                                              $0.00

    Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the
     Reserve Account (other than the Class A-1 Holdback Subaccount) (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts withdrawn
     from the Pre-Funding Account in respect of transfers of Subsequent Receivables)                                        $0.00

    Less: the excess, if any, of the amount on deposit in the Reserve Account (other than the Class A-1 Holdback Subaccount) over the Requisite Reserve Amount (and amount withdrawn from the  Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the
    Indenture Trustee to or upon the order of the General Partners from amounts
    withdrawn from the Pre-Funding Account in respect of  transfers of Subsequent Receivables)                              $0.00

    Less: withdrawals from the Reserve Account (other than the Class A-1 Holdback Subaccount)
     to cover the excess, if any, of total amount payable over Available Funds (see IV above)                               $0.00
                                                                                                                   --------------

    Amount remaining on deposit in the Reserve Account (other than the Class A-1 Holdback
     Subaccount) after the Distribution Date                                                                                $0.00
                                                                                                                   --------------
                                                                                                                   --------------

 XI. Class A-1 Holdback Subaccount:

    Class A-1 Holdback Amount:

    Class A-1 Holdback Amount as of preceding Distribution Date or the Closing Date, as applicable,                         $0.00

    Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement)
     is greater than $0 (the Original Pool Balance after giving effect to the transfer of
     Subsequent Receivables on the Distribution Date or on a Subsequent Transfer Date
     preceding the Distribution Date))                                                                                      $0.00

    Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount to cover
     a Class A-1 Maturity Shortfall (see IV above)                                                                          $0.00

    Less withdrawal, if any, of amount remaining in the Class A-1 Holdback Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback Subaccount to cover a Class A-1 Maturity Shortfall (amount of
     withdrawal to be released by the Indenture Trustee to the General Partners)                                            $0.00
                                                                                                                   --------------

         Class A-1 Holdback Subaccount immediately following the Distribution Date                                          $0.00
                                                                                                                   --------------
                                                                                                                   --------------

 XII.    Calculation of Servicing Fees

    Aggregate Principal Balance as of the first day of the Monthly
     Period                                                               $423,427,021.78
    Multiplied by Basic Servicing Fee Rate                                          1.00%
    Divided by Months per year                                                  0.083333%
                                                                          ---------------
    Basic Servicing Fee                                                                           $352,855.85

    Less: Backup Servicer Fees (annual rate of 1 bp)                                                    $0.00

    Supplemental Servicing Fees                                                                         $0.00
                                                                                               --------------

    Total of Basic Servicing Fees and Supplemental Servicing Fees                                                     $352,855.85
                                                                                                                   --------------
                                                                                                                   --------------


XIII.   Information for Preparation of Statements to Noteholders
         a.   Aggregate principal balance of the Notes as of first day of Monthly Period
                Class A-1 Notes                                                                                             $0.00
                Class A-2 Notes                                                                                    $83,412,605.55
                Class A-3 Notes                                                                                   $105,000,000.00
                Class A-4 Notes                                                                                   $125,000,000.00
                Class A-5 Notes                                                                                    $50,000,000.00
                Class A-6 Notes                                                                               $17,400,000.00

         b.   Amount distributed to Noteholders allocable to principal
                Class A-1 Notes                                                                                             $0.00
                Class A-2 Notes                                                                                    $12,692,689.67
                Class A-3 Notes                                                                                             $0.00
                Class A-4 Notes                                                                                             $0.00
                Class A-5 Notes                                                                                             $0.00
                Class A-6 Notes                                                                                             $0.00

         c.   Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                Class A-1 Notes                                                                                             $0.00
                Class A-2 Notes                                                                                    $70,719,915.88
                Class A-3 Notes                                                                                   $105,000,000.00
                Class A-4 Notes                                                                                   $125,000,000.00
                Class A-5 Notes                                                                                    $50,000,000.00
                Class A-6 Notes                                                                                    $17,400,000.00

         d.   Interest distributed to Noteholders
                Class A-1 Notes                                                                                             $0.00
                Class A-2 Notes                                                                                       $378,832.25
                Class A-3 Notes                                                                                       $498,750.00
                Class A-4 Notes                                                                                       $609,375.00
                Class A-5 Notes                                                                                       $250,000.00
                Class A-6 Notes                                                                                        $87,725.00

         e.   Remaining Certificate Balance                                                                        $41,207,453.27

         f.   1. Class A-1 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)            $0.00
              2. Class A-2 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)            $0.00
              3. Class A-3 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)            $0.00
              4. Class A-4 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)            $0.00
              5. Class A-5 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)            $0.00
              6. Class A-6 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)            $0.00
              7. Certificate Interest Carryover Shortfall, if any, (and change in amount from preceding statement)          $0.00
              8. Class B Principal Carryover Shortfall, if any, (and change in amount from preceding statement)             $0.00


    g.   Amount distributed payable out of amounts withdrawn from or pursuant to:

         1. Reserve Account                                                                             $0.00
         2. Spread Account Class A-1 Holdback Subaccount                                                $0.00
         3. Claim on the Note Policy                                                                    $0.00

    h.   Remaining Pre-Funded Amount                                                                                   $13,860.51

    i.   Remaining Reserve Amount                                                                                           $0.00

    j.   Amount on deposit on Class A-1 Holdback Subaccount                                                                 $0.00

    k.   Prepayment amounts
           Class A-1 Prepayment Amount                                                                                      $0.00
           Class A-2 Prepayment Amount                                                                                      $0.00
           Class A-3 Prepayment Amount                                                                                      $0.00
           Class A-4 Prepayment Amount                                                                                      $0.00
           Class A-5 Prepayment Amount                                                                                      $0.00
           Class A-6 Prepayment Amount                                                                                      $0.00

    l.   Prepayment Premiums
           Class A-1 Prepayment Premium                                                                                     $0.00
           Class A-2 Prepayment Premium                                                                                     $0.00
           Class A-3 Prepayment Premium                                                                                     $0.00
           Class A-4 Prepayment Premium                                                                                     $0.00
           Class A-5 Prepayment Premium                                                                                     $0.00
           Class A-6 Prepayment Premium                                                                                     $0.00

    m.   Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
           paid by the Trustee on behalf of the Trust                                                                 $352,855.85

    n.   Note Pool Factors (after giving effect to distributions on the
          Distribution Date)
           Class A-1 Notes                                                                                             0.00000000
           Class A-2 Notes                                                                                             0.38226982
           Class A-3 Notes                                                                                             1.00000000
           Class A-4 Notes                                                                                             1.00000000
           Class A-5 Notes                                                                                             1.00000000
           Class A-6 Notes                                                                                             1.00000000

 XV. Information for Preparation of Statements to Certificateholders
    a.   Aggregate Certificate Balance as of first day of Monthly Period                                           $42,628,276.74

    b.   Amount distributed to Certificateholders allocable to principal                                            $1,420,823.47

    c.   Aggregate Certificate Balance (after giving effect to
          distributions on the Distribution Date)                                                                  $41,207,453.27

    d.   Interest distributed to Certificateholders                                                                   $209,589.03

    e.   Remaining Certificate Balance                                                                             $41,207,453.27

    f.   Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
           Class A-1 Notes                                                                                                  $0.00
           Class A-2 Notes                                                                                         $70,719,915.88
           Class A-3 Notes                                                                                        $105,000,000.00
           Class A-4 Notes                                                                                        $125,000,000.00
           Class A-5 Notes                                                                                         $50,000,000.00
           Class A-6 Notes                                                                                         $17,400,000.00

    g.   1. Class A-1 Interest Carryover Shortfall, if any, (and change in amount from
              preceding statement)                                                                                          $0.00
         2. Class A-2 Interest Carryover Shortfall, if any, (and change in amount from
              preceding statement)                                                                                          $0.00
         3. Class A-3 Interest Carryover Shortfall, if any, (and change in amount from
              preceding statement)                                                                                          $0.00
         4. Class A-4 Interest Carryover Shortfall, if any, (and change in amount from
              preceding statement)                                                                                          $0.00
         5. Class A-5 Interest Carryover Shortfall, if any, (and change in amount from
               preceding statement)                                                                                         $0.00
         6. Class A-6 Interest Carryover Shortfall, if any, (and change in amount from
              preceding statement)                                                                                          $0.00
         7. Certificate Interest Carryover Shortfall, if any, (and change in amount from
              preceding statement)                                                                                          $0.00
         8. Certificate Principal Carryover Shortfall, if any, (and change in amount from
               preceding statement)                                                                                         $0.00

    h.   Amount distributed payable out of amounts withdrawn from or pursuant to:
         1.   Reserve Account                                                                           $0.00
         2.   Spread Account                                                                            $0.00
         3.   Claim on the Certificate Policy                                                           $0.00


    i.   Remaining Pre-Funded Amount                                                                                   $13,860.51

    j.   Remaining Reserve Amount                                                                                           $0.00

    k.   Certificate Prepayment Amount                                                                                      $0.00

    l.   Certificate Prepayment Premium                                                                                     $0.00

    m.   Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
         paid by the Trustee on behalf of the Trust                                                                   $352,855.85


    n.   Class B Pool Factor (after giving effect to distributions on the Distribution Date)                           0.76310099
